exhibit 10(g)

Parker Deferred Compensation Plan (DCP)
Adoption Agreement

January 2023    i

Adoption Agreement

1.01    Preamble
By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)]

(a)☒    adopts a new plan as of January 1, 2023

(b)☐    amends and restates its existing plan as of [month, day, year] which is the Amendment Effective Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Effective Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Effective Date.

    Original Effective Date: [month, day, year]

    Pre-409A Grandfathering: ☐ Yes    ☐ No

By executing this Adoption Agreement, the Plan Sponsor (as defined below) has adopted the Plan (as defined below) consisting of the Basic Plan Document along with this Adoption Agreement (and any exhibits or scheduled attached hereto). The Plan Sponsor, by completing this Adoption Agreement has made the specific choices regarding plan design as set forth in the Adoption Agreement together with the detailed additional provisions set out in the Basic Plan Document. All capitalized terms used in this Adoption Agreement have the same meaning given in the Basic Plan Document.

1.02    Plan

Plan Name:	Parker Deferred Compensation Plan

Plan Year:	Calendar Year

1.03    Plan Sponsor

Name:	Parker Hannifin Corporation

Address:	6035 Parkland Boulevard, Cleveland, OH 44124

Phone #:

EIN #:	34-0451060

Fiscal Year:	7/1 – 6/30

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market?    ☒ Yes    ☐ No

January 2023    1

1.04    Employer
The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan [insert “Not Applicable” if none have been authorized]:

Entity	Publicly Traded on Est. Securities Market
	Yes	No
Not Applicable	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐

1.05    Administrator
The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name:	The Committee defined as the Human Resources and Compensation Committee of the Board, or if applicable its delegate

Address:

Note: The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

1.06    Key Employee Determination Dates
The Employer has designated December 31 as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

The Employer has designated April 1 as the effective date for purposes of applying the six month delay in distributions to Key Employees.

In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

January 2023    2

2.01    Participation
(a)☒    Employees [complete (i), (ii) or (iii)]

(i)☒    Eligible Employees are selected by the Employer.

(ii)☐    Eligible Employees are those employees of the Employer who satisfy the following criteria:

(iii)☐    Employees are not eligible to participate.

(b)☒    Directors [complete (i), (ii) or (iii)]

(iv)☐    All Directors are eligible to participate.

(v)☐    Only Directors selected by the Employer are eligible to participate.

(vi)☒    Directors are not eligible to participate.

January 2023    3

3.01    Compensation
For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a)☒    Compensation is defined as:

Base Salary

Any cash-based incentive or bonus other than long term incentive payments or other irregular or extraordinary incentive or bonus payments, but including Transition Retention Element

(b)☐    Compensation as defined in [insert name of qualified plan] without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

(c)☐    Director Compensation is defined as:

(d)☐    Compensation shall, for all Plan purposes, be limited to $.

(e)☐    Not Applicable.

January 2023    4

3.02    Bonuses
Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election:

Type	[Will be treated as] Performance Based Compensation
	Yes	No
Incentive and Bonus	☐	☒
	☐	☐
	☐	☐
	☐	☐
	☐	☐

☐    Not Applicable.

January 2023    5

4.01    Participant Contributions
If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).

(a)Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and/or “percentage amount”.

(i)Compensation other than Bonuses [do not complete if you complete (iii)]

Type of Remuneration	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Base Salary and TRE (combined election)			1%	50%	1%
			%	%	%
			%	%	%

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii)Bonuses [do not complete if you complete (iii)]

Type of Bonus	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Incentive and Bonus			1%	80%	1%
			%	%	%
			%	%	%

(iii)Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount		Increment
Min	Max	Min	Max
		%	%	%
(iv)Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Annual Retainer			%	%	%
Meeting Fees Other:			%	%	%
Other:			%	%	%
Other:			%	%	%

(b)Election Period

January 2023    6

(v)Performance Based Compensation

A special election period

☐    Does

☒    Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

The Employer may have a separate election period for non-performance based compensation.

(vi)Newly Eligible Participants

An employee who is classified or designated as an Eligible Employee during a Plan Year

☒    May

☐    May Not

elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he or she is eligible to participate in the Plan.

The special election period, if applicable, will be determined by the Employer.

(c)No Participant Contributions

☐    Participant contributions are not permitted under the Plan.
January 2023    7

5.01    Employer Contributions
If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).

(a)Matching Contributions

(i)Amount

For each Plan Year, the Employer shall make a matching contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:

(A)☐    [insert percentage]% of the Compensation the Participant has elected to defer for the Plan Year

(B)☐    An amount determined by the Employer in its sole discretion

(C)☐    Matching contributions for each Participant shall be limited to $ and/or [insert percentage]% of Compensation

(D)☒    Other:

Matching Credit. The Matching Credit shall equal the Participant’s Compensation without regard to the Statutory Limit under Section 401(a)(17) multiplied by 100% of the first 5% of a Participant’s total deferral percentage (year to date aggregate deferrals over year to date eligible Compensation) less the Matching Credit that would be contributed if the full matching opportunity of 5% was reached under the Parker Retirement Savings Plan, as it currently exists and as it may be subsequently amended.

(E)☐    Not Applicable [Proceed to Section 5.01(b)]

(ii)Eligibility for matching contribution

A Participant who defers Compensation for the Plan Year shall receive an allocation of matching contributions determined in accordance with Section 5.01(a)(i) provided he or she satisfies the following requirements [complete the ones that are applicable]:

(A)☐    Describe requirements:

January 2023    8

(B)☒    Is selected by the Employer in its sole discretion to receive an allocation of matching contributions

(C)☐    No requirements

(iii)Time of Allocation

Matching contributions, if made, shall be treated as allocated [select one]:

(A)☐    As of the last day of the Plan Year

(B)☒    At such times as the Employer shall determine in its sole discretion

(C)☐    At the time the Compensation on account of which the matching contribution is being made would otherwise have been paid to the Participant

(D)☐    Other:

(b)Other Contributions

(i)Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

(A)☒    Excess RIA Contributions. Excess RIA Contribution shall mean the difference between the amount actually contributed to the Participants Retirement Income Account under the Parker Retirement Savings Plan, as it currently exists and as it may subsequently be amended, with respect to a Plan Year and the amount that would have been contributed for such Plan Year but for the application of the any limit on compensation taken into account in calculating benefits under the Parker Retirement Savings Plan, as it currently exists and as it may subsequently be amended, under Section 401(a)(17) of the Code or that directly or indirectly affects the amount of benefits payable from the Parker Retirement Savings Plan, as it currently exists and as it may subsequently be amended, pursuant to Section 415(c) of the Code or any other applicable Section of the Code as adjusted for cost of living increases. In the Plan Year following any Plan Year in which an Eligible RIA Executive has an Excess RIA Contribution with respect to the Savings Plan, the Eligible RIA Participant shall receive an allocation of an amount equal to such Excess RIA Contribution. For purposes of this section 5.01(b)(i)(B) of the Adoption Agreement, Eligible RIA Executive shall mean an employee of the Employer or any of its subsidiaries who is entitled to receive an allocation to the Retirement Income Account portion of the Parker Retirement Savings Plan, as it currently exists
January 2023    9

and as it may subsequently be amended,, and who (a) receives compensation, as such term is used to determine contributions under the Parker Retirement Savings Plan, as it currently exists and as it may subsequently be amended, in excess of the amount specified in Section 401(a)(17) of the Code, or (b) whose benefits payable under the Parker Retirement Savings Plan, as it currently exists and as it may subsequently be amended, are directly or indirectly limited pursuant to Section 415(c) of the Code.

(B)☒    Executive Retirement Contribution. For eligible Participants, the Executive Retirement Contribution shall mean a contribution equal to 4% of Compensation for the Plan Year. The Executive Retirement Contribution will be made as of February 1st of the Plan Year following the Calendar Year in which it was earned. Participants who separate from service at any time during the Plan Year may still be eligible and may still receive an Executive Retirement Contribution.

(C)☒    Other:

An amount determined by the Employer in its sole discretion

(D)☐    Not Applicable [Proceed to Section 6.01]

(ii)Eligibility for Other Contribution

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he or she satisfies the following requirements [complete the one that is applicable]:

(A)☐    Describe requirements:

(B)☒    Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

(C)☐    No requirements

(iii)Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:

(A)☐    As of the last day of the Plan Year

(B)☒    At such times or times as the Employer shall determine in its sole discretion

(C)☐    Other:
January 2023    10

(c)No Employer Contributions

☐    Employer contributions are not permitted under the Plan.
January 2023    11

6.01    Distributions
The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.

(a)Timing of Distributions

(i)All distributions shall commence in accordance with the following [choose one]:

(A)☒    As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d).

(B)☐    Monthly on specified day [insert day]

(C)☐    Annually on specified month and day [insert month and day]

(D)☐    Calendar quarter on specified month and day [insert month and day] Q[insert numerical quarter 1, 2, 3, or 4]

(ii)The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:

(A)☐    Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for [insert number of months] months

(B)☐    Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases

(C)☐    Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

(D)☒    Not applicable
January 2023    12

(b)Distribution Events

(i)Participant Contributions under Section 4.01(a) and Employer Contributions under Section 5.01(a) and (b).

Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9). For each Plan Year, the distribution elected by the Participant will apply to all Participant Contributions under Section 4.01(a) and Employer Contributions under Section 5.01(a) and (b) attributable to that Plan Year. For avoidance of doubt, Participants will only make one distribution election for each Plan Year they participate in the Plan.

	Lump Sum	Installments
(A)☐ Specified Date	☐	years
(A)☐ Specified Age	☐	years
(A)☐ Separation from Service	☐	years
(A)☐ Separation from Service plus 6 months	☐	years
(A)☐ Separation from Service plus months [not to exceed months]	☐	years
(A)☒ Retirement	☒	2-15 years
(A)☐ Retirement plus 6 months	☐	years
(A)☒ Retirement plus 12 months	☒	2-15 years
(A)☐ Disability	☐	years
(A)☐ Death	☐	years
(A)☐ Change in Control	☐	years

The minimum deferral period for Specified Date or Specified Age event shall be N/A years.

Installments may be paid [select each that applies]

☐    Monthly

☐    Quarterly

☐    Semi-Annually

☒    Annually

(c)Specified Date and Specified Age elections may not extend beyond age Not Applicable.

(d)Payment Election Override

Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement
January 2023    13

in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

Events	Form of Payment
	Lump Sum	Installments

☐ Separation from Service	☐

☒ Separation from Service before Retirement	☒

☒ Death	☒

☒ Disability	☒

☐ Not Applicable	☐

(e)Involuntary Cashouts

☒    If the Participant’s vested Account at the time of his or her Separation from Service does not exceed $25,000, distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☐    There are no involuntary cashouts.

(f)Retirement

☒    Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

Age 55 with 5 years of service

☐    No special definition of Retirement applies.

(g)Distribution Election Change

A Participant

☒    Shall

☐    Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

January 2023    14

A Participant shall generally be permitted to elect such modification one number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h)Frequency of Elections

The Plan Sponsor

☒    Has

☐    Has Not

elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he or she first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2.

(i)Disability

For Purposes of Section 2.11 of the Plan, Disability shall be defined as

☐    Total disability as determined by the Social Security Administration or the Railroad Retirement Board.

☐    As determined by the Employer’s long term disability insurance policy.

☒    As follows:

Disability shall mean the same meaning as provided under the applicable Long-term Disability Plan unless such definition failed to comply with Section 409A. In that case the term “Disability” shall have the meaning set out in Treasury Regulation § 1.409A-3(i)(4).

☐    Not applicable.

January 2023    15

7.01    Vesting
(a)Matching Contributions

The Participant’s vested interest in the amount credited to his or her Account attributable to matching contributions shall be based on the following schedule:

☒	Years of Service	Vesting %

	0	100%	[insert “100” if there is immediate vesting]

	1%

	2%

	3%

	4%

	5%

	6%

	7%

	8%

	9%

☐    Other:

☐    Class year vesting applies:

☐    Not applicable.

January 2023    16

(b)Other Employer Contributions

The Participant’s vested interest in the amount credited to his or her Account attributable to Employer contributions other than matching contributions shall be based on the following schedule:

☐	Years of Service	Vesting %

	0%		[insert “100” if there is immediate vesting]

1%

2%

3%

4%

5%

6%

7%

8%

9%

☒    Other:

Excess RIA Contributions vest 100% after three years of service

Executive Retirement Contribution vests upon attainment of age 55 with five years of service

Discretionary contributions subject to vesting as determined by the Employer

☐    Class year vesting applies:

☐    Not applicable.
January 2023    17

(c)Acceleration of Vesting

The Participant’s vested interest in his or her Account will automatically be 100% upon the occurrence of the following events [select the ones that are applicable]:

(i)☒    Death.

(ii)☒    Disability.

(iii)☐    Change in Control.

(iv)☒    Eligibility for Retirement.

(v)☒    Other:

Separation from Service within 24 months following the occurrence of a Change in Control as provided in Section 9.7

In the event a divestiture of the Company becomes effective, each Participant who is employed by an Employer at the time such divestiture becomes effective, shall be fully vested in any unvested balance as of the date of such divestiture.

(vi)☐    Not applicable.

(d)Years of Service

(i)A Participant’s Years of Service shall include all service performed for the Employer and

☒    Shall

☐    Shall Not

include service performed for the Related Employer.

(ii)Years of Service shall also include service performed for the following entities:

January 2023    18

(iii)Years of Service shall be determined in accordance with [select one]:

(A)☒    The elapsed time method in Treas. Reg. Sec. 1.410(a)-7

(B)☐    The general method in DOL Reg. Sec. 2530.200b-1 through b-4

(C)☐    Participant’s Years of Service credited under:

[insert name of plan]

(D)☐    Other:

(iv)☐    Not applicable.

January 2023    19

8.01    Unforeseeable Emergency
(a)A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

☒    Will

☐    Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.

(b)Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:

☒    Will

☐    Will Not

be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

January 2023    20

9.01    Investment Decisions
Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:

(a)☒    The Participant or his or her Beneficiary

(b)☐    The Employer

January 2023    21

10.01    Trust
The Employer [select one]:

☐    Does

☒    Does Not

intend to establish a trust as provided in Article 11 of the Plan.

January 2023    22

11.01    Termination Upon Change In Control
The Plan Sponsor

☒    Reserves

☐    Does Not Reserves

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02    Automatic Distribution Upon Change In Control
Distribution of the remaining vested balance of each Participant’s Account

☒    Shall

☐    Shall Not

automatically be paid as a lump sum payment upon a Separation from Service within the 24 month period immediately following the occurrence of a Change in Control as provided in Section 9.7.

11.03    Change In Control
A Change in Control for Plan purposes includes the following [select each definition that applies]:

(a)☒    A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

(b)☒    A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

(c)☒    A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

(d)☐    Not Applicable.

January 2023    23

12.01    Governing State Law
The laws of Ohio shall apply in the administration of the Plan to the extent not preempted by ERISA.

January 2023    24

Execution Page

The Plan Sponsor has caused this Adoption Agreement to be executed this 7th day of September , 2022.

Plan Sponsor:	Todd M. Leombruno
By:	/s/ Todd M. Leombruno
Title:	Executive Vice President and Chief Financial Officer

Plan Sponsor:	Mark J. Hart
By:	/s/ Mark J. Hart
Title:	Executive Vice President-Human Resources and External Affairs
January 2023    25

Appendix A
Special Effective Dates
Not Applicable
January 2023    26